EXHIBIT 10.4

ERA GROUP INC. 2012 SHARE INCENTIVE PLAN
1. PURPOSE. Era Group Inc. 2012 Share Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain and motivate highly competent persons as non-employee directors, officers and employees of, and consultants to, Era Group Inc. (the “Company”) and its subsidiaries and affiliates, by providing them opportunities to acquire shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s non-employee directors, officers, employees and consultants to those of its other stockholders.
2. ADMINISTRATION.
(a) The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”) from among its members (which may be the Compensation Committee) and shall be comprised, unless otherwise determined by the Board, solely of not less than two members who shall be (i) “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. Without limiting the generality of the foregoing, the Committee may, in its sole discretion, clarify, construe or resolve any ambiguity in any provision of the Plan or any Benefit award agreement, accelerate or waive vesting of Benefits and exercisability of Benefits, extend the term or period of exercisability of any Benefit, or waive any terms or conditions applicable to any Benefit; provided that no action taken by the Committee shall adversely affect in any material respect the rights granted to any participant under any outstanding awards without the participant’s written consent (other than as may be required under Section 409A of the Code). All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. Notwithstanding anything in this Section 2(a) to the contrary, the Board, or any other committee or sub-committee established by the Board, is hereby authorized (in addition to any necessary action by the Committee) to grant or approve Benefits as necessary to satisfy the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder and to act in lieu of the Committee with respect to Benefits made to non-employee directors under the Plan. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.
(b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has so delegated duties, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.
(c) Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding Stock Options and Stock Appreciation Rights may not be amended by the Committee to (i) reduce the exercise price of such outstanding Stock Options or Stock Appreciation Rights or (ii) cancel such outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other Benefits or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights without stockholder approval.
3. PARTICIPANTS. Participants will consist of such non-employee directors, officers and employees of, and such consultants to, the Company and its subsidiaries and affiliates as the Committee (or the Board) in its sole discretion determines from time to time to receive Benefits under the Plan. Designation of a Participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year.
4. TYPE OF BENEFITS. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards and (e) Restricted Stock Units (each as described below, and collectively, the “Benefits”). Stock Awards, Performance Awards, and Restricted Stock Units may, as determined by the Committee in its discretion, constitute Performance-Based Awards, as described in Section 11 below. Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve (each, an “Award Agreement”); provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.
5. COMMON STOCK AVAILABLE UNDER THE PLAN.
(a) Subject to the provisions of this Section 5 and any adjustments made in accordance with Section 12 hereof, the maximum number of shares of Common Stock that may be delivered to Participants (including permitted assignees) and their beneficiaries under this Plan shall be four million (4,000,000) shares of Common Stock (subject to adjustments made in accordance with Section 12 hereof) as of the Effective Date (as defined below), which may be authorized and unissued or treasury shares.
(b) Any shares of Common Stock covered by a Benefit (or portion of a Benefit) granted under the Plan, which is forfeited or canceled, expires or, in the case of a Benefit other than a Stock Option, is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. The preceding sentence shall apply only for the purposes of determining the aggregate number of shares of Common Stock subject to Benefits and that are available for delivery under the Plan, but shall not apply for purposes of determining pursuant to Section 5(d) the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) may be granted or measured to an individual Participant under the Plan.
(c) For the avoidance of doubt, the following shares of Common Stock may not again be made available for delivery to participants under the Plan during the term of the Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Stock Option or Stock Appreciation Right or (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding Benefit. Shares of Common Stock delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not decrease the number of shares of Common Stock subject to Benefits and shall not reduce the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that such settlement, assumption or substitution is a result of the Company or its subsidiaries or affiliates acquiring another entity (or an interest in another entity). This Section 5(c) shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits and that are available for delivery under the Plan, but shall not apply for purposes of determining pursuant to Section 5(d) the maximum number of shares of Common Stock (x) with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) may be granted or measured to an individual Participant under the Plan or (y) that may be delivered through Stock Options under the Plan.
(d) The maximum number of shares of Common Stock with respect to which Benefits may be granted or measured to any individual Participant under the Plan during the term of the Plan, and the maximum number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights may be granted to an individual Participant under the Plan during any calendar year shall not exceed 900,000 shares of Common Stock (in each case, subject to adjustments made in accordance with Section 12 hereof).
6. STOCK OPTIONS. Stock Options will consist of awards from the Company that will enable the holder to purchase a stated number of shares of Common Stock, at set terms established by the Committee. Stock Options shall be designated as either Incentive Stock Options or Nonqualified Stock Options. A Stock Option granted as an Incentive Stock Option shall, to the extent it fails to qualify as an Incentive Stock Option, be treated as a Nonqualified Stock Option. Neither the Committee nor the Company or any of its subsidiaries or affiliates shall be liable to any Participant or to any other person if it is determined that a Stock Option intended to be an Incentive Stock Option does not qualify as an Incentive Stock Option. Each Stock Option shall be evidenced by an Award Agreement which shall set forth such terms and conditions consistent with the Plan as the Committee may impose in its sole discretion, from time to time, and may contain such other provisions, as the Committee shall deem advisable, subject to the following limitations:
(a) EXERCISE PRICE. Each Stock Option granted hereunder shall have such per share exercise price as the Committee may determine at the date of grant; provided, however, subject to Section 6(d) below, that the per-share exercise price shall not be less than 100% of the Fair Market Value (as defined below) of the Common Stock on the date the Stock Option is granted. In the case of any Incentive Stock Option granted to a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 422 of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a subsidiary or affiliate (a “Ten Percent Shareholder”), the exercise price shall not be less than one-hundred-ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(b) PAYMENT OF EXERCISE PRICE. The Stock Option exercise price may be paid to the Company in full at the time of exercise at the election of the Participant (i) in cash or its equivalent (e.g., by check, draft, money order, cashier’s check, or wire transfer made payable to the Company), (ii) in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the Participant or by the withholding of shares of Common Stock for which a Stock Option is exercisable, (iii) by a combination of these methods, or (iv) if there is a public market for the shares of Common Stock at such time, subject to such requirements as may be imposed by the Committee, through the delivery of a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a Participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the Participant only the number of incremental shares to which the Participant is entitled upon exercise of the Stock Option. In determining which methods a Participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.
(c) EXERCISE PERIOD. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee, which terms and conditions need not be the same for each grant or for each participant; provided, however, that no Stock Option shall be exercisable later than ten (10) years after the date it is granted (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years), except in the event of a Participant’s death, in which case, the exercise period of such Participant’s Stock Options may be extended beyond such period but no later than one (1) year after the Participant’s death. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such Award Agreement at the date of grant.
(d) LIMITATIONS ON INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to employees of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Section 424 of the Code) at the date of grant. The aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all plans of the Company and any “parent corporation” or “subsidiary corporation” shall not exceed one hundred thousand dollars ($100,000), or the Stock Option shall be treated as a Nonqualified Stock Option. For purposes of the preceding sentence, Incentive Stock Options will be taken into account generally in the order in which they are granted. Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in Section 422 of the Code, and any provisions of the Award Agreement thereof that cannot be so construed shall be disregarded.
(e) NOTIFICATION UPON DISQUALIFYING DISPOSITION OF AN INCENTIVE STOCK OPTION. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such shares of Common Stock before the later of (A) two (2) years after the date of grant of the Incentive Stock Option or (B) one (1) year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.
7. STOCK APPRECIATION RIGHTS.
(a) The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of and without relation to, Stock Options. A Stock Appreciation Right means a right to receive a payment, in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which shall be no less than the Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with a Stock Option, the designated Fair Market Value in the Award Agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.
(b) Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten (10) years after the date it is granted except in the event of a Participant’s death, in which case, the exercise period of such Participant’s Stock Appreciation Rights may be extended beyond such period but no later than one (1) year after the Participant’s death. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such Stock Appreciation Right at the date of grant.

8. STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to Participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, the right of the Company to reacquire such shares for no consideration upon termination of the Participant’s employment or service within specified periods, and may constitute Performance-Based Awards, as described below. Stock Awards subject to forfeiture upon the occurrence of specified events are hereinafter referred to as “Restricted Stock.” The Committee shall cause the Restricted Stock to be issued in the name of the Participant on the books and records of the Company. The Restricted Stock shall be uncertified and shall be credited to an escrow account until the lapse of the restriction period. The Stock Award shall be evidenced by an Award Agreement which shall conform to the requirements of the Plan and which may contain such other provisions as the Committee shall deem advisable.
(a) TERMS OF RESTRICTED STOCK AWARDS. Each Award Agreement evidencing a Restricted Stock grant shall specify: (i) the period(s) of restriction; (ii) the number of shares of Common Stock of Restricted Stock subject to the grant; (iii) the purchase price, if any, of the shares of Restricted Stock; (iv) the performance, employment or other conditions (including the termination of the Participant’s employment with the Company or a subsidiary or affiliate whether due to death, disability or other reason) under which the Restricted Stock may be forfeited to the Company; (v) whether the Participant shall have, with respect to the shares of Common Stock subject a Restricted Stock grant, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares; (vi) and such other provisions as the Committee shall determine.
(b) SECTION 83(b) ELECTION FOR RESTRICTED STOCK AWARDS. If a Participant makes an election pursuant to Section 83(b) of the Code concerning Restricted Stock awarded under the Plan, the Participant shall be required to file promptly a copy of such election with the Company.
9. PERFORMANCE AWARDS.
(a) Performance Awards may be granted to Participants at any time and from time to time, as shall be determined by the Committee. Performance Awards may, as determined by the Committee in its sole discretion, constitute Performance-Based Awards (as defined below). The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each Participant. Such Performance Awards may be in the form of shares of Common Stock or Restricted Stock Units, as described below. Performance Awards may be awarded as short-term or long-term incentives. With respect to those Performance Awards that are intended to constitute Performance-Based Awards, the Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to Participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.
(b) With respect to those Performance Awards that are not intended to constitute Performance-Based Awards, the Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of goals the Committee shall have precluded its authority to make such adjustments.
(c) Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate and in accordance with Section 409A of the Code.
10. RESTRICTED STOCK UNITS.
(a) The Committee may, in its discretion, grant Restricted Stock Units to Participants hereunder. The Committee shall determine the criteria for the vesting of Restricted Stock Units and may provide for payment in shares of Common Stock, in cash or in any combination of shares of Common Stock and cash, at such time as the Benefit award agreement shall specify. Restricted Stock Units may constitute Performance-Based Awards (as defined below). Shares of Common Stock issued pursuant to this Section 10 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a Participant granted a Restricted Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below).
(b) Upon vesting of a Restricted Stock Unit, unless the Committee has determined to defer payment with respect to such Restricted Stock Unit or a Participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Restricted Stock Units shall be distributed to the Participant unless the Committee, with the consent of the -Participant, provides for the payment of the Restricted Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the Participant.
(c) Prior to the year with respect to which a Restricted Stock Unit may vest, the Committee may, in its discretion, permit a Participant to elect not to receive shares of Common Stock and/or cash, as applicable, upon the vesting of such Restricted

Stock Unit and for the Company to continue to maintain the Restricted Stock Unit on its books of account. In such event, the value of a Restricted Stock Unit shall be payable in shares of Common Stock and/or cash, as applicable, pursuant to the agreement of deferral.
(d) A “Restricted Stock Unit” means a notional account representing one share of Common Stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Restricted Stock Unit, which shall be payable in cash or in the form of additional Restricted Stock Units at the time or times specified by the Committee or as the Award Agreement shall specify.
11. PERFORMANCE-BASED AWARDS. Certain Benefits granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code (“Performance-Based Awards”). As determined by the Committee in its sole discretion, either the vesting or the exercise of such Performance-Based Awards shall be based on one or more business criteria that apply to the individual Participant, one or more business units of the Company as a whole. The business criteria shall be as follows, individually or in combination, adjusted in such manner as the Committee shall determine: (i) net sales; (ii) pre-tax income before allocation of corporate overhead and bonus; (iii) budget; (iv) earnings per share; (v) net income; (vi) division, group or corporate financial goals; (vii) return on stockholders’ equity; (viii) return on assets; (ix) attainment of strategic and operational initiatives; (x) appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company; (xi) market share; (xii) gross profits; (xiii) earnings before interest and taxes; (xiv) earnings before interest, taxes, depreciation and amortization; (xv) economic value-added models and comparisons with various stock market indices; (xvi) reductions in costs; or (xvii) any combination of the foregoing. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than ninety (90) days after the commencement of such period (but in no event after twenty-five percent (25%) of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate the number of shares of Common Stock or cash granted or the number of shares of Common Stock vested upon the attainment of such performance goal.
12. ADJUSTMENT PROVISIONS; CHANGE IN CONTROL.
(a) If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of Participants’ rights under the Plan, the Committee shall adjust, in an equitable manner as determined by the Committee in its sole discretion, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits. Appropriate adjustments shall also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options, Stock Appreciation Rights and other awards intended to constitute Performance-Based Awards, the Committee shall make adjustments to the terms and conditions of, and the criteria included in Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.
(b) Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company, all then outstanding Benefits that have not vested or become exercisable at the time of such Change in Control shall immediately vest and become exercisable and all performance targets relating to such Benefits shall be deemed to have been satisfied as of the time of such Change in Control. For purposes of this Section 12(b), a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:

(i) A change in control of the direction and administration of the Company’s business of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act; or
(ii) During any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Company’s Board of Directors or any individuals who would be “Continuing Directors” (as defined below) cease for any reason to constitute at least a majority thereof; or
(iii) The Company’s Board of Directors shall approve a sale of all or substantially all of the assets of the Company, and such transaction shall have been consummated; and
(iv) The Company’s Board of Directors shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Section 12(b)(ii) above, and such transaction shall have been consummated;
provided, that to the extent necessary to comply with Section 409A of the Code with respect to the payment of deferred compensation, “Change in Control” shall be limited to a “change in control event” as defined under Section 409A of the Code. Notwithstanding the foregoing, (A) any spin-off of a division or subsidiary of the Company to its stockholders and (B) any event listed in (i) through (iv) above that the Board of Directors determines, in its sole discretion, not to be a Change in Control of the Company for purposes of the foregoing provision of this Plan as to vesting, shall not constitute a Change in Control of the Company. For purposes of this Section 12(b), “Continuing Directors” shall mean: (x) the directors of the Company in office on the Effective Date (as defined below) and (y) any successor to any such director and any additional director who after the Effective Date was nominated or selected by a majority of the Continuing Directors in office at the time of his or her nomination or selection. The Committee, in its sole discretion, may determine that, upon the occurrence of a Change in Control of the Company (without regard to any contrary determination by the Board of Directors under paragraph (B) above), each Benefit outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive with respect to each share of Common Stock that is subject to a Stock Option or a Stock Appreciation Right and is then vested, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right and (ii) with respect to each share of Common Stock that is subject to a Stock Award or Restricted Stock Unit and is then vested, the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change in Control, such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its sole discretion, shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Stock Option or Stock Appreciation Right granted within six (6) months before the occurrence of a Change in Control if the holder of such Stock Option or Stock Appreciation Right is subject to the reporting requirements of Section 16 of the Exchange Act and no exception from liability under Section 16 of the Exchange Act is otherwise available to such holder.
13. DURATION, AMENDMENT AND TERMINATION. No Benefit shall be granted more than ten (10) years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. The Committee may seek the approval of any amendment, modification, suspension or termination by the Company’s stockholders to the extent that it deems necessary or advisable in its discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the New York Stock Exchange or other exchange or securities market for any other purpose.
14. OTHER PROVISIONS. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other Participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the Participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the termination of any Benefit and the forfeiture of any gain realized in respect of a Benefit upon the occurrence of certain activity by the Participant that is harmful to the Company, for the acceleration of exercisability or vesting of Benefits or the payment of the value of Benefits in the event that the control of the Company changes (including, without limitation, a Change in Control), or to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment (including, without limitation, any restrictions on the ability of the Participant to engage in activities that are competitive with the Company) in addition to those specifically provided for under the Plan.
15. FAIR MARKET VALUE. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value means, as of any date, in accordance with the applicable provisions of Section 409A of the Code, the closing price (or the closing bid, if no sales were reported) of the Company’s Common Stock on the date of grant or the date of calculation, as the case may be (or on the last preceding trading date if Common Stock was not traded on such date) if the Company’s Common Stock is readily tradable on a national securities exchange or other market system, and if the Company’s Common Stock is not readily tradable, Fair Market Value shall be determined by the Committee in good faith and in accordance with the applicable provision of Section 409A of the Code.

16. WITHHOLDING. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject .to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an option holder or award holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.
17. NONTRANSFERABILITY. Each Benefit granted under the Plan to a Participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the Participant’s lifetime, only by the Participant. In the event of the death of a Participant, each Stock Option or Stock Appreciation Right theretofore granted to him or her shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such Stock Option or Stock Appreciation Right at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased Participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit may permit the transferability of a Benefit by a Participant solely to the Participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.
18. CONDITIONS AND RESTRICTIONS ON SHARES. The Committee may impose such other conditions or restrictions on shares of Common Stock received in connection with a Benefit as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Common Stock received for a specified period of time or a requirement that a Participant represent and warrant in writing that the Participant is acquiring the Common Stock for investment and without any present intention to sell or distribute such Common Stock. The certificates for Common Stock may include any legend which the Committee deems appropriate to reflect any conditions and restrictions applicable to such Common Stock.
19. COMPLIANCE WITH LAW. The granting of Benefits and the issuance of Common Stock under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, or any stock exchanges on which the shares of Common Stock are admitted to trading or listed, as may be required. The Company shall have no obligation to issue or deliver evidence of title for shares of Common Stock issued under the Plan prior to:
(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and
(b) Completion of any registration or other qualification of the shares of Common Stock under any applicable national, state or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.
The restrictions contained in this Section 19 shall be in addition to any conditions or restrictions that the Committee may impose pursuant to Section 18. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any share of Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares of Common Stock as to which such requisite authority shall not be obtained.
20. FOREIGN LAWS. The Committee may grant Benefits to individual Participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 20 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.
 21. TENURE. A Participant’s right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, non-employee director, employee, consultant or otherwise, shall not be enlarged or otherwise affected by his or her designation as a Participant under the Plan.
22. NO CONSTRAINT ON CORPORATE ACTION. Nothing in the Plan shall be construed to (i) limit, impair, or otherwise affect the Company’s or its subsidiaries’ or affiliates’ right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) limit the right or power of the Company or its subsidiaries or affiliates to take any action which such entity deems to be necessary or appropriate.
23. SEVERABILITY. If any provision of the Plan or any Benefit is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Benefit, or would disqualify the Plan or any Benefit under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Benefit, such provision shall be stricken as to such jurisdiction, person, or Benefit, and the remainder of the Plan and any such Benefit shall remain in full force and effect.
24. UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended from time to time.
25. NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
26. SUCCESSORS. All obligations of the Company under the Plan with respect to Benefits granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.
27. GOVERNING LAW. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the internal laws of the State of Delaware, without giving effect to its choice-of-law provisions.
28. COMPLIANCE WITH SECTION 409A OF THE CODE.
(a) To the extent that the Plan and/or Benefits granted thereunder are subject to Section 409A of the Code, the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Benefit award, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (a) exempt the Plan and/or any Benefit award from the application of Section 409A of the Code, (b) preserve the intended tax treatment of any such Benefit, or (c) comply with the requirements of Section 409A of the Code, Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date of the grant (“Section 409A Guidance”). This Plan shall be interpreted at all times in such a manner that the terms and provisions of the Plan and Benefits are exempt from or comply with Section 409A Guidance.
(b) All Benefits that would otherwise be subject to Section 409A of the Code shall be paid or otherwise settled on or as soon as practicable after the applicable payment date and not later than the fifteenth (15th) day of the third (3rd) month from the end of (i) the Participant’s tax year that includes the applicable payment date, or (ii) the Company’s tax year that includes the applicable payment date, whichever is later; provided, however, that the Committee reserves the right to delay payment with respect to any such Benefit under the circumstances set forth in Proposed Regulation Section 1.409A-3(h)(2), any successor thereof or upon such other events and conditions as the Commissioner of the Internal Revenue Service may prescribe in generally applicable guidance published in the Internal Revenue Bulletin; provided, further, that notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of his or her separation from service (other than a payment that is not subject to Section 409A of the Code) shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) on the payment date that immediately follows the end of such six (6) month period or as soon as administratively practicable thereafter.
(c)    A termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan or any Award Agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A of the Code upon or following a termination of employment, unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and the payment thereof prior to a “separation from service” would violate Section 409A of the Code.  For purposes of any such provision of the Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment,” “termination of Continuous Service” or like terms shall mean “separation from service.”

29. EFFECTIVE DATE; SHAREHOLDER APPROVAL. The Plan shall be effective as of_______, 2012, the date on which the Plan was adopted by the Board and approved by its sole shareholder, SEACOR Holdings, Inc. (the “Effective Date”). The Board may, in its discretion, seek approval of the Plan by the Company’s shareholders for purposes of complying with Section 162(m) of the Code and Treasury Regulation 1.162-27(f).
30. ERRONEOUSLY AWARDED COMPENSATION. All Benefits granted hereunder, if and to the extent subject to the Dodd-Frank Wall Street Reform and Consumer Protection Act, may be subject to a claw back policy or other incentive compensation policy established from time to time by the Company to comply with such Act.
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This Plan was duly adopted and approved by the Board by unanimous written consent dated the __th day of _____, 2012.